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                                                                   EXHIBIT 10.20





                              ASSUMPTION AGREEMENT

        This ASSUMPTION AGREEMENT (this "Agreement") dated as of December 31, 1998, is made by Nextera Enterprises, Inc., a Delaware corporation ("Nextera Inc."), in favor of Nextera Funding, Inc. ("Funding"). All capitalized terms not defined herein shall have the meaning ascribed to them in the Securities Purchase Agreement (as defined below).


                                   WITNESSETH:

        WHEREAS, pursuant to the Securities Purchase Agreement dated as of August 31, 1998, as amended (the "Securities Purchase Agreement") between Nextera Enterprises, L.L.C. ("Nextera LLC") and Funding, Funding agreed to purchase certain Notes from Nextera LLC in an aggregate amount not to exceed the Commitment (as defined therein), subject to the terms and conditions set forth therein;

        WHEREAS, pursuant to the Pledge and Security Agreement dated as of August 31, 1998 (the "Security and Pledge Agreement"), Nextera LLC has granted to Funding a security interest in the Collateral (as such term is defined in the Security and Pledge Agreement);

        WHEREAS, all the ownership interests of Nextera LLC will be transferred directly or indirectly to Nextera Inc. on the date hereof; and

        WHEREAS, Nextera Inc. has agreed to assume all of the obligations of Nextera LLC under the Financing Documents (as such term is defined in the Securities Purchase Agreement);

        NOW THEREFORE, IT IS AGREED:

        SECTION 1. Assumption of Obligations. (a) By executing and delivering this Agreement, Nextera Inc. hereby becomes a party to each of the Securities Purchase Agreement, Security and Pledge Agreement, the Notes and each Financing Document with the same force and effect as if originally named therein. Nextera Inc. hereby expressly assumes as of the date hereof all obligations (including, without limitation, the Secured Obligations as defined in the Security and Pledge Agreement) of Nextera LLC under the Financing Documents and confirms and ratifies the granting of the security interest in the Collateral in favor of Funding made




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pursuant to the Security and Pledge Agreement. Nextera Inc. also assumes, from and after the date hereof, the punctual performance and observance of all of the covenants and conditions of each Financing Document to be performed or observed by Nextera LLC thereunder, and to be bound in all respects by the terms of such Financing Document, as if Nextera Inc. was a signatory party thereto.

        (b) Nextera Inc. hereby represents and warrants that each of the representations and warranties set forth in each Financing Document applicable to Nextera LLC is true and correct on and as of the date hereof (after giving effect to this Assumption Agreement).

        SECTION 2. Miscellaneous. (a) Except as herein set forth, each Financing Document is in all respects ratified and confirmed and shall remain in full force and effect.

        (b) THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed as of the day and year first above written.



                                           NEXTERA ENTERPRISES, INC.



                                            By:  /s/ Stanley E. Maron
                                                -------------------------------
                                                 Name: Stanley E. Maron
                                                 Title: Secretary























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